SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                             -----------------------

                             Southwest Water Company
             (Exact name of registrant as specified in its charter)

        Delaware                   0-8176               95-1840947
(State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)            File Number)        Identification No.)


                              One Wilshire Building
             624 S. Grand Avenue, Los Angeles, CA 90017, Suite 2900
               (Address of principal executive offices) (Zip Code)

                           (213) 929-1800 Registrant's
                     telephone number, including area code:



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits
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99.1          Press release issued by Southwest Water Company on May 11, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On May 11, 2004 Southwest Water Company filed a press release announcing its results of operations and financial condition for the quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated herein by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Southwest Water Company

Date: May 11, 2004                    /s/ Richard J. Shields
      --------------------            ------------------------------------------
                                      Richard J Shields, Chief Financial Officer
                                      (principal financial officer and
                                       chief accounting officer)